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                                   EXHIBIT 99

                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------

                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is dated October 18, 2001, and is by and between Photonics, Inc., a California corporation (the "Company") and The Sarasota Group, Inc., a Florida corporation ("Sarasota").

                                 R E C I T A L S

                  A. The shareholders of Sarasota (the "Sarasota Shareholders") own the shares of capital stock of Sarasota as set forth in Schedule 1 attached hereto, constituting all of the issued and outstanding stock of Sarasota (the "Sarasota Shares");

                  B. The Company is a reporting public company, which files reports with the Securities and Exchange Commission (the "Commission");

                  C. The Company desires to acquire 100% of the Sarasota Shares, and the Shareholders desire to exchange 100% of the Sarasota Shares for preferred and of voting common stock of the Company, in a transaction that qualifies under Section 368(a) (1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

                                A G R E E M E N T

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties agree as follows:

         I.  EXCHANGE OF THE SHARES AND CONSIDERATION

                  1.01. Shares Being Exchanged. Effective at the closing of this
                        ----------------------
         Agreement (the "Closing"), and subject to the terms and conditions of this Agreement, the Sarasota Shareholders shall assign, transfer and deliver to the Company 100% of the Sarasota Shares which they own.

                  1.02. Consideration. Subject to the terms and conditions of
                        -------------
         this Agreement, and in consideration of the assignment and delivery of Sarasota Shares to the Company, the Company shall at Closing issue to the Sarasota Shareholders 14,000,000 shares of voting common stock of the Company, $.001 par value per share; and 1,000,000 shares of the Company's Class A Convertible Preferred shares (the "Class A Convertible Preferred Shares".) The conversion ratio of the Class A Convertible Preferred Shares into the Common Stock of the Company will be such that, when added to the shares already transferred to The Sarasota Group hereunder, The Sarasota Group will own 70% of the outstanding shares of the common stock of the Company (collectively, the "Company Shares.") Prior to conversion, the Class A Convertible Preferred Shares will be entitled to participate in noncash dividends of the Company as if the conversion had taken place. The Company Shares shall be distributed to the Sarasota Shareholders as set forth opposite their names on Schedule 1 attached hereto.

                  1.03. Closing. The Closing of the transaction contemplated by
                        -------
         this Agreement (the "Closing") shall take place on or before October 23, 2001.

                  1.04. Deliveries. At the Closing, the parties are delivering
                        ----------
         the following documents:

                          1.04(a). The items and documents set forth in Sections
         1.01 and 1.02.

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                           1.04(b). The Company Shares described in Section
         1.02.

                           1.04(c). The Company shall deliver a board resolution electing Mark Lancaster, Mark Lindberg and two others to the Board of Directors of the Company.

         II.      REPRESENTATIONS AND WARRANTIES OF SARASOTA

                  Sarasota represents and warrants to the Company as follows, as of the date of this Agreement and as of the Closing:

                  2.01.  Organization.
                         ------------

                           2.01(a). Sarasota is a corporation duly organized, validly existing and in good standing under the laws of Florida; Sarasota has the corporate power and authority to carry on its business as presently conducted; and Sarasota is qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect on its business.

                  2.02.  Capitalization.
                         --------------

                           2.02(a). The authorized capital stock and the issued and outstanding shares of Sarasota is as set forth on Exhibit 2.02(a). All of the issued and outstanding shares of Sarasota are duly authorized, validly issued, fully paid and nonassessable.

                           2.02(b). Except as set forth in Exhibit 2.02(b) there are no outstanding options, warrants, or rights to purchase any securities of Sarasota.

                  2.03.  Subsidiaries and Investments. Except as set forth in
                         ----------------------------
         Exhibit 2.03, Sarasota does not own any capital stock or have any interest in any corporation, partnership or other form of business organization.

                  2.04.  Financial Statements. The unaudited financial
                         --------------------
         statements of Sarasota as of and for the period of inception to June 30, 2001, including the unaudited balance sheet as of June 30, 2001 and the related unaudited statement of operations for the period then ended (the "Financial Statements") present fairly the financial position and results of operations of Sarasota, on a consistent basis.

                  2.05.  No Undisclosed Liabilities. Except as set forth in
                         --------------------------
         Exhibit 2.05, Sarasota is not subject to any material liability or obligation of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due, which is not reflected or reserved against in the Financial Statements, except those incurred in the normal course of business.

                  2.06.  Absence of Material Changes. Since July 15, 2001,
                         ---------------------------
         except as described in any Exhibit attached hereto or as required or permitted under this Agreement, there has not been:

                           2.06(a). any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Sarasota, except changes in the ordinary course of business which, individually and in the aggregate, have not been materially adverse;

                           2.06(b). any redemption, purchase or other acquisition of any shares of the capital stock of Sarasota, or any issuance of any shares of capital stock or the granting, issuance or exercise of any rights, warrants, options or commitments by Sarasota relating to their authorized or issued capital stock; or

                           2.06(c). any change or amendment to the Articles of Incorporation of Sarasota.

                  2.07. Litigation. Except as set forth in Exhibit 2.07, there
                        ----------
         is no litigation, proceeding or investigation pending or threatened against Sarasota affecting any of its properties or assets against any officer, director, or stockholder of Sarasota that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of Sarasota or its properties or assets, or that might call into question the validity of this Agreement, or any action taken or to be taken pursuant hereto.

                  2.08. Title To Assets. Except as set forth in Exhibit 2.08,
                        ---------------
         Sarasota has good and marketable title to all of its assets and properties now carried on its books including those reflected in the balance sheets contained in the Financial Statements, free and clear of all liens, claims, charges, security interests or other encumbrances.

                  2.09. Transactions with Affiliates, Directors and
                        -------------------------------------------
         Shareholders. Except as set forth in Exhibit 2.09, there are and have
         ------------
         been no contracts, agreements, arrangements or other transactions between Sarasota, and any officer, director, or stockholder of Sarasota, or any corporation or other entity controlled by the Shareholders, a member of the Shareholders' families, or any affiliate of the Shareholders.

                  2.10. No Conflict. The execution and delivery of this
                        -----------
         Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any term or provision of, or constitute a default under, the Articles of Incorporation or Bylaws of Sarasota, or any agreement, contract or instrument to which Sarasota is a party or by which it or any of its assets are bound.

                  2.11. Disclosure. To the actual knowledge of Sarasota, neither
                        ----------
         this Agreement, the Financial Statements nor any other agreement, document, certificate or written or oral statement furnished to the Company by or on behalf of Sarasota in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or when taken as a whole omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

                  2.12. Authority. Sarasota has full power and authority to
                        ---------
         enter into this Agreement and to carry out the transactions contemplated herein. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, have been duly authorized and approved by the Board of Directors of Sarasota and no other corporate proceedings on the part of Sarasota are necessary to authorize this Agreement and the transactions contemplated hereby.

         III.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to Sarasota as follows, as of the date of this Agreement and as of the Closing:

                  3.01. Organization.
                        ------------

                           3.01(a). The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California; has the corporate power and authority to carry on its business as presently conducted; and is qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect on the business of the Company.

                           3.01(b). The copies of the Certificate of Incorporation, of the Company, as certified by the Secretary of State of California, and the Bylaws of the Company are complete and correct copies of the Certificate of Incorporation and the Bylaws of the Company as amended and in effect on the date hereof. All minutes of meetings and actions in writing without a meeting of the Board of Directors and shareholders of the Company are contained in the minute book of the Company and no minutes or actions in writing without a meeting have been included in such minute book since such delivery to Sarasota that have not also been delivered to Sarasota.

                  3.02  Capitalization of the Company. The authorized capital
                        -----------------------------
         stock of the company consists of 200,000,000 shares of Common Stock, par value $.001 per share, of which 34,766,618 are outstanding and 8,679,039 common shares have been reserved for stock options earned by executive management. On a fully diluted basis there are 43,445,657 common shares outstanding and 50,000,000 shares of preferred stock of which none are outstanding.

                  3.03. Subsidiaries and Investments. Subsidiaries of the
                        ----------------------------
         Company are set forth on Exhibit 3.03 attached hereto.

                  3.04. Authority. The Company has full power and authority to
                        ---------
         enter into this Agreement and to carry out the transactions contemplated herein. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the issuance of the Company Shares in accordance with the terms hereof, have been duly authorized and approved by the Board of Directors of the Company and no other corporate proceedings on the part of Company are necessary to authorize this Agreement, the transactions contemplated hereby and the issuance of the Company Shares in accordance with the terms hereof.

                  3.05. No Undisclosed Liabilities. Other than as described in
                        --------------------------
         Exhibit 3.05 attached hereto, the Company is not subject to any material liability or obligation of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due.

                  3.06. Litigation. Other than as described in Exhibit 3.06
                        ----------
         attached hereto, there is no litigation, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, or, to the knowledge of the Company, against any officer, director, or stockholder of the Company that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company or any of its properties or assets, or that might call into question the validity of this Agreement, or any action taken or to be taken pursuant hereto.

                  3.07. Title To Assets. The Company has good and marketable
                        ---------------
         title to all of its assets and properties now carried on its books including those reflected in the balance sheet contained in the Company's financial statements, free and clear of all liens, claims, charges, security interests or other encumbrances, except as described in the balance sheet included in the Company's financial statements or on any Exhibits attached hereto.

                  3.08. Contracts and Undertakings. Exhibit 3.08 attached hereto
                        --------------------------
         contains a list of all contracts, agreements, leases, licenses, arrangements, commitments and other undertakings to which the Company is a party or by which it or its property is bound. Each of said contracts, agreements, leases, licenses, arrangements, commitments and undertakings is valid, binding and in full force and effect. The Company is not in material default, or alleged to be in material default, under any contract, agreement, lease, license, commitment, instrument or obligation and, to the knowledge of the Company, no other party to any contract, agreement, lease, license, commitment, instrument or obligation to which the Company is a party is in default thereunder nor, to the knowledge of the Company, does there exist any condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such contract, agreement, lease, license, commitment, instrument or obligation.

                  3.09. Underlying Documents. Copies of all documents described
                        --------------------
         in any Exhibit attached hereto (or a summary of any such contract, agreement or commitment, if oral) that have been made available to Sarasota include all amendments, supplements or modifications thereto.

                  3.10. Transactions with Affiliates, Directors and
                        -------------------------------------------
         Shareholders. Except as set forth in Exhibit 3.10 hereto, there are and
         ------------
         have been no contracts, agreements, arrangements or other transactions between the Company, and any officer, director, or 5% stockholder of the Company, or any corporation or other entity controlled by any such officer, director or 5% stockholder, a member of any such officer, director or 5% stockholder's family, or any affiliate of any such officer, director or 5% stockholder.

                  3.11. No Conflict. The execution and delivery of this
                        -----------
         Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any term or provision of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company, or any agreement, contract or instrument to which the Company is a party or by which it or any of its assets are bound.

                  3.12. Disclosure. To the actual knowledge of the Company,
                        ----------
         neither this Agreement nor any other agreement, document, certificate or written or oral statement furnished to Sarasota and the Shareholders by or on behalf of the Company in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or when taken as a whole omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

                  3.13. Financial Statements. The interim financial statements
                        --------------------
         of the Company dated September 30, 2001 present fairly the financial position and results of operations of the Company on that date.

                  3.14. Absence of Material Changes. Since September 30, 2001,
                        ---------------------------
         except as described in any Exhibit hereto or as required or permitted under this Agreement, there has not been:

                           3.14(a). any material change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Company, except changes in the ordinary course of business which, individually and in the aggregate, have not been materially adverse.

                           3.14(b). any redemption, purchase or other acquisition of any shares of the capital stock of Company, or any issuance of any shares of capital stock or the granting, issuance or exercise of any rights, warrants, options or commitments by Sarasota relating to their authorized or issued capital stock.

                           3.14(c). any amendment to the Certificate of Incorporation of Company.

         IV.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

                  4.01 All representations, warranties and covenants of the Company and Sarasota contained herein shall survive the consummation of the transactions contemplated herein and remain in full force and effect.

         V.  CONDITIONS TO CLOSING

                  5.01. Conditions to Obligation of Sarasota. The obligations of
                        ------------------------------------
         Sarasota under this Agreement shall be subject to each of the following conditions:

                           5.01(a). The representations and warranties of Company herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Company shall have performed in all material respects all obligations and complied in all material respects, to its actual knowledge, with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

                           5.01(b). No injunction or restraining order shall be in effect, and no action or proceeding shall have been instituted and, at what would otherwise have been the Closing, remain pending before a court to restrain or prohibit the transactions contemplated by this Agreement.

                           5.01(c). All statutory requirements for the valid consummation by Company of the transactions contemplated by this Agreement shall have been fulfilled. All authorizations, consents and approvals of all governments and other persons required to be obtained in order to permit consummation by Company of the transactions contemplated by this Agreement shall have been obtained.

                  5.02. Conditions to Obligations of Company. The obligation of
                        ------------------------------------
         Company under this Agreement shall be subject to the following conditions:

                           5.02(a). The representations and warranties of Sarasota herein contained shall be true in all material respects as of the Closing, and shall have the same effect as though made at the Closing; Sarasota shall have performed in all material respects all obligations and complied in all material respects, to its actual knowledge, with all covenants and conditions required by this Agreement to be performed or complied with by it prior to the Closing.

                           5.02(b). No injunction or restraining order shall be in effect prohibiting this Agreement, and no action or proceeding shall have been instituted and, at what would otherwise have been the Closing, remain pending before the court to restrain or prohibit the transactions contemplated by this Agreement.

                           5.02(c). All statutory requirements for the valid consummation by Sarasota of the transactions contemplated by this Agreement shall have been fulfilled. All authorizations, consents and approvals of all governments and other persons required to be obtained in order to permit consummation by Sarasota of the transactions contemplated by this Agreement shall have been obtained.

         VI.      REPORTING REQUIREMENTS

                  6.01. The Company is currently a reporting company and as such, is required to file reports with the Commission.


         VII.     MISCELLANEOUS

                  7.01. Finder's Fees, Investment Banking Fees. Neither Sarasota
                        --------------------------------------
         nor the Company have retained or used the services of any person, firm or corporation in such manner as to require the payment of any compensation as a finder or a broker in connection with the transactions contemplated herein.

                  7.02. Tax Treatment. The transaction contemplated hereby is
                        -------------
         intended to qualify as a so-called "tax-free" reorganization under the provisions of Section 368 of the Internal Revenue Code. The Company and Sarasota acknowledge, however, that they each have been represented by their own tax advisors in connection with this transaction; that neither has made any representation or warranty to the other with respect to the treatment of such transaction or the effect thereof under applicable tax laws, regulations, or interpretations; and that no attorney's opinion or private revenue ruling has been obtained with respect to the effects thereof under the Internal Revenue Code of 1986, as amended.

                  7.03. Further Assurances. From time to time, at the other
                        ------------------
         party's request and without further consideration, each of the parties will execute and deliver to the others such documents and take such action as the other party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

                  7.04. Parties in Interest. Except as otherwise expressly
                        -------------------
         provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors and assigns of the parties hereto.

                  7.05. Entire Agreement; Amendments. This Agreement, including
                        ----------------------------
          the Schedules, Exhibits and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

                  7.06. Headings, Etc. The section and paragraph headings
                        -------------
          contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

                  7.07. Pronouns. All pronouns and any variations thereof shall
                        --------
          be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

                  7.08. Counterparts. This Agreement may be executed in several
                        ------------
          counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  7.09. Governing Law. This Agreement shall be governed by the
                        -------------
          laws of the State of Texas (excluding conflicts of laws principles) applicable to contracts to be performed in the State of Texas.

          VIII.   ADDITIONAL PROVISIONS

                  8.01 Sarasota will use its best efforts to provide legal preparation and review work for a private placement of up to 1,000,000 shares of Common Stock of the Company.

                  8.02 Sarasota will use its best efforts to provide legal preparation and review work to complete the successful acquisition or spin off listing and trading of at least three (3) companies within twelve (12) months of the signing of this agreement. This includes, but is not limited to, the supervision of the preparation of a registration statement and related documents with the Securities and Exchange Commission, and the 15c-211 and related documents with the National Association of Securities Dealers or requirements.

                  8.03 Sarasota will use its best efforts to provide and expedite the legal preparation and review work to complete the successful spin off, listing and trading of the RE Pipeline business of which 20% will be distributed to current shareholders. In the event there is a distribution beyond the 20% to the shareholders the Sarasota Group will receive a maximum of 14% of the total non-cash distribution. The dividend will be disbursed to reflect the performance targets that the Sarasota Group has performed against. The balance of the equity position will be held in an escrow account and released to the Sarasota Group when performance targets are achieved

                  8.04 As each spin-off set forth in Subparagraph 8.02 hereunder is completed, Sarasota will be entitled to convert one-third of its shares of the Company Class A Preferred shares.

                  8.05 In the event that all of the spin-offs set forth in Subparagraph 8.02 hereunder are not completed within 12 months from the effective date of this Agreement, this Agreement hereto shall be terminated and the following shall take place: a) the representatives of Sarasota appointed to the Board of Directors of the Company shall resign; b) the representative of the Company appointed to the Board of Directors of Sarasota shall resign; c) the shares of stock of Sarasota held by the Company shall be returned to the original shareholders; d) Sarasota shall return to the Company all of The Company Class A Preferred shares held by it; and e) Sarasota shall waive any further rights under this Agreement. Notwithstanding, Sarasota will be entitled to retain all of common stock of the Company heretofore issued to it.

                  8.06 Sarasota agrees to supervise and obtain legal services for the creation, review, and filing of all periodic documents in the filing of a Form 10 by the Company with the SEC.

                  8.07 The Company will use its best efforts to assist the Sarasota Group and provide administrative and secretarial support, if required, in accomplishing its obligations hereunder. Additionally, the Company agrees to provide in an electronic format to the Sarasota Group and in a form acceptable to the Sarasota all information and documents required to be included in any document which must be filed by the Company with the SEC, NASD, any state regulatory body, any private organizations such as Standard & Poor's or any other required entity.

                  8.08 It is understood that at all times, the Company must have a significant operating business as part of the Company or a significant operating business as part of a wholly-owned subsidiary for a period of three (3) months after the signing of this agreement.

                  8.09 All Costs and expenses to complete the PHOX transactions and completion of REPL spinout will be the responsibility of the Sarasota Group.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as the date first above written.

         Photonics, Inc.                            The Sarasota Group, Inc.


         By: /s/ G. Thomas Bailey                   By: /s/ Mark Lindberg
         Name:  Tom Bailey                          Name:  Mark Lindberg
         Title: President                           Title: President